Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2014	Jun. 30, 2013
ASSETS
Allowance for doubtful accounts	$ 811	$ 793
Stockholders' equity:
Common stock, par value (in dollars per share)	$ 0.0001	$ 0.0001
Common stock, authorized (in shares)	150,000,000	150,000,000
Common stock, issued (in shares)	75,623,454	75,588,986
Treasury stock at cost (in shares)	1,874,003	282,437